THE ADVISORS' INNER CIRCLE FUND

                      TS&W INTERNATIONAL EQUITY PORTFOLIO

                   SUPPLEMENT DATED NOVEMBER 17, 2010 TO THE
                         PROSPECTUS DATED MARCH 1, 2010

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS.
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At a meeting held on November 9-10, 2010, the Board of Trustees of The Advisors'
Inner Circle Fund (the "Board") approved an agreement and plan of reorganization (the "Reorganization Agreement") providing for the reorganization of the TS&W International Equity Portfolio (the "Fund") into the Transamerica TS&W
International Equity (the "New Fund"), a newly-created series of Transamerica Funds (the "Reorganization"). After the Reorganization, Transamerica Asset Management, Inc. ("TAM") will serve as the investment adviser and Thompson, Siegel & Walmsley LLC ("TS&W"), the current investment adviser for the Fund, will serve as investment sub-adviser to the New Fund.

The Reorganization Agreement is subject to certain closing conditions, including approval by shareholders of the Fund. If the Reorganization Agreement is approved and closing conditions satisfied, all of the assets of the Fund will be transferred to the New Fund and shareholders of the Fund will receive Class I shares of the New Fund in exchange for their shares. The Reorganization is expected to be a tax-free transaction. TAM, or an affiliate, and TS&W, or an affiliate, have agreed to bear all of the costs of the Reorganization.

Shareholders of the Fund will be asked to approve the Reorganization at a special meeting scheduled for on or about February 16, 2011. Shareholders as of the record date should expect to receive a prospectus/proxy statement that provides more detailed information about the proposed Reorganization. If approved by shareholders, the Reorganization is expected to take effect during the first calendar quarter of 2011.


               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

                                                                 TSW-SK-007-0100